SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       December 31, 2000
                                                     ----------------------


                                Tumbleweed, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


               Delaware                 333-579231              61-1327945
-------------------------------  -------------------------  --------------------
State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
      Incorporation)                                        Identification No.)



2301 River Road, Suite 200, Louisville, KY                       40206
----------------------------------------------           -----------------------
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code     502-893-2441
                                                     ----------------



1900 Mellwood Avenue, Louisvile, KY 40206
--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Item 1.  Changes in Control of Registrant.

         (a) Not applicable


Gerald Mansbach, an individual residing in Ashland, Kentucky ("Lender"), extended a loan to TW Funding, LLC ("Borrower") in the principal amount of $4 million. Borrower used the proceeds to purchase 400,000 shares of the common stock of Tumbleweed, Inc. (the "Company"). Members of Borrower ("Guarantors") guaranteed payment of the Note. The Guarantors include the following officers and directors of the Company: John A. Butorac, Jr. (Director), James M. Mulrooney (Executive Vice President, Chief Financial Officer and Director), David M. Roth (Director), and Gary T. Snyder (Vice President Operations). The Borrower and the Guarantors pledged 400,000 shares and 1,900,000 shares of the Company's stock, respectively, as collateral for the Note.

         The Borrower acknowledged that it would not repay the Note on its original maturity date of December 31, 2000. The Borrower, the Guarantors and the Company entered into a Forbearance, Confidentiality and Amendment Agreement as of December 31, 2000 (the "Forbearance Agreement"). The Forbearance Agreement provides, among other things, that until March 31, 2001, the Lender will forbear from exercising his rights and remedies, arising from the failure to repay the Note at maturity, under the Note, related credit documents and applicable law and from demanding immediate repayment of the Note or payment from the Guarantors.

         The Company desired to facilitate the extension of the Note's maturity in order to maximize the stability of the Company and allow appropriate time for its consideration of strategic alternatives. Pursuant to the Forbearance Agreement, the Company agreed to provide certain business information to the Lender and the Lender agreed to maintain the confidentiality of such information.

         The 2,300,000 shares pledged to secure the Note represent approximately 39% of the Company's outstanding shares. In the event that the Borrower does not repay the Note on or before the extended maturity date of March 31, 2001, and no further extension is agreed to by the parties, the Lender may exercise his rights with respect to the 2,300,000 shares of the Company's stock pledged to secure the Note. In that event, the Lender would become the beneficial owner of approximately 41% of the Company's outstanding shares, with the power to vote and dispose of such shares. Accordingly, pursuant to the above described arrangements, a change of control of the Company could occur in the future.






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                                INDEX TO EXHIBITS


Exhibit No.     Description of Exhibit
-----------     ----------------------

10.1 Forbearance, Confidentiality and Amendment Agreement dated as of December 31, 2000, by and among TW Funding, LLC, certain Guarantors, Tumbleweed, Inc. and Gerald Mansbach.





                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


TUMBLEWEED, INC.

By:      /s/ Terrance A. Smith
         ---------------------
Name:    Terrance A. Smith
Title:   President

Date:    January 9, 2001

                                INDEX TO EXHIBITS


Exhibit No.     Description of Exhibit
-----------     ----------------------


10.1 Forbearance, Confidentiality and Amendment Agreement dated as of December 31, 2000, by and among TW Funding, LLC, certain Guarantors, Tumbleweed, Inc. and Gerald Mansbach.

              FORBEARANCE, CONFIDENTIALITY AND AMENDMENT AGREEMENT

         THIS FORBEARANCE, CONFIDENTIALITY AND AMENDMENT AGREEMENT is entered into and effective as of December 31, 2000 (the "Agreement"), by and between (i) TW FUNDING, LLC ("Borrower"), a Kentucky limited liability company, (ii) THE GUARANTORS IDENTIFIED ON THE SIGNATURE PAGES HERETO ("Guarantors"), (iii) TUMBLEWEED, INC. (the "Company"), a Delaware corporation, and (iv) GERALD MANSBACH ("Lender"), an individual residing in Ashland, Kentucky.

         RECITALS:

         A. Pursuant to that certain Promissory Note dated December 31, 1998 (the "Note"), the Lender extended a loan to the Borrower in the principal amount of FOUR MILLION DOLLARS ($4,000,000). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Note, unless the context otherwise requires.

         B.  Pursuant  to  that  certain   Guarantee  dated  December  31,  1998
("Guarantee"), the Guarantors personally and jointly and severally guaranteed the payment of all principal, interest and other amounts due under the Note.

         C. Pursuant to certain Stock Pledge Agreements dated December 31, 1998 ("Stock Pledge Agreements"), certain of the Guarantors pledged an aggregate of 1,900,000 shares of the Company's common stock, $.01 par value per share
("Common Stock") to secure the Guarantors' respective obligations under the Guarantee and the Borrower pledged 400,000 shares of Common Stock to secure its obligations under the Note. The 2,300,000 shares pledged by the Guarantors and the Borrower are hereinafter referred to as the "Collateral."

         D. Certain of the Guarantors and related parties entered into a Shareholders Agreement with the Lender dated January 1, 1999 ("Shareholder Agreement") which, among other things, sets forth certain voting rights relating to a portion of the Collateral in the event of a default under the Note.

         E. Borrower acknowledges that it will not repay the principal amount of the Note, plus all accrued and unpaid interest thereon, on December 31, 2000. Borrower further acknowledges that such failure to repay the Note constitutes a violation of Section 3 of the Note ("Violation").

         F. The Borrower and the Guarantors have requested that the Lender forbear from exercising remedies under the Note, the Stock Pledge Agreements, the Shareholders Agreement and the Guarantee, and under applicable law, existing or arising as a result of the Violation and that the Lender agree to amend
Section 3 of the Note to provide that the Maturity Date of the Note shall be extended to March 31, 2001.

         G. The Lender is willing to forbear from exercising remedies on account of the Violation and agree to the amendment of the Note to extend the Maturity Date of the Note to March 31, 2001, provided that the Company supplies information concerning the Company and its business, as well as information known by the Company with respect to any proposed sale of the Collateral or transaction which would or could result in the sale of the Collateral, to him on an ongoing basis until the Note is fully repaid.

         H. The Company desires to facilitate the extension of the Maturity Date of the Note in order to maximize the stability of the Company and allow appropriate time for its consideration of strategic alternatives. The Company is willing to provide such information to the Lender until the Note is fully repaid, so long as the Lender agrees to maintain the confidentiality of the information.


     AGREEMENT:

     NOW, THEREFORE, the parties hereby agree as follows:

     1.  FORBEARANCE.

         1.1 REAFFIRMATION OF EXISTING DEBT. The Borrower and the Guarantors acknowledge and confirm (a) that the outstanding unpaid principal balance of the Note as of the date hereof is $4,000,000, (b) that the Lender has a valid and enforceable first priority perfected security interest in the Collateral, (c) that the Borrower's obligation to repay the outstanding principal amount of the
Note is unconditional and not subject to any offsets, defenses or counterclaims (based upon facts known to Guarantors as of the date hereof), and (d) by entering into this Agreement, the Lender does not waive or release any term or condition of the Note (except as provided in Section 1.2 and Section 3 hereof), the Guarantee, the Shareholders Agreement or the Stock Pledge Agreements ("Credit Documents") or any of his rights or remedies under such Credit Documents or applicable law or any of the Borrower's or Guarantors' obligations thereunder.

         1.2 AGREEMENT TO FORBEAR. The Lender agrees that he shall, until March 31, 2001, forbear from exercising his rights and remedies arising from the Violation under the Note, any of the other Credit Documents and applicable law and from demanding immediate repayment of the Note or payment under the Guarantee as a result of the Violation. The Lender agrees that interest accruing on the Note during the period beginning January 1, 2001 and ending March 31, 2001 shall accrue at the rate set forth in Section 4 of the Note. Except as set forth in this provision, nothing herein shall be deemed to constitute a waiver of any rights or remedies the Lender may have under the Note or any of the other Credit Documents or under applicable law. Without limiting the foregoing, after March 31, 2001, Lender may exercise any and all rights and remedies arising from the Violation under the Note, any of the other Credit Documents and applicable law, including but not limited to making demand for immediate repayment of the Note, and/or payment under the Guarantee as a result of the Violation.

     2.  AMENDMENT TO NOTE.

         The Note is hereby amended in accordance with this Section 2. Except as so amended, the Note shall continue in full force and effect. Section 3 of the
Note is amended in its entirety to read as follows:

                  "3. PREPAYMENT; MATURITY DATE; NET CASH FLOW PAYMENTS. The principal of this Note may be repaid in whole or in part without penalty or premium at any time prior to the first to occur of (a) 30 days after the sale of all or any portion of the assets of the Maker, or (b) March 31, 2001 (as applicable, the "Maturity Date"); provided, however, that Payee shall have no obligation to advance, and Maker shall have no right to reborrow, any amounts so repaid. The entire outstanding principal balance, if not sooner repaid, plus all accrued but unpaid interest thereon, shall be due and payable in full on the Maturity Date."

     3.  PROVISION OF INFORMATION; CONFIDENTIALITY.

         3.1 PROVISION OF INFORMATION TO THE LENDER. The Company hereby agrees to furnish to the Lender on an ongoing basis until the Note is fully repaid, information relating to the business, operations and financial affairs of the Company as is reasonably requested by the Lender. Without limiting the generality of the foregoing, the information to be provided to the Lender will include information known to the Company with respect to any proposed sale of the Collateral or transaction which would or could result in the sale of the Collateral. Notwithstanding the foregoing, the Company shall not be required to provide information if the disclosure of such information to the Lender would violate any applicable law or regulation or any agreement to which the Company is a party.

         3.2 USE OF CONFIDENTIAL INFORMATION. The Lender agrees to keep confidential all of the written and oral information and material obtained from the Company and its stockholders, directors, officers, employees, agents and representatives pursuant to this Agreement ("Confidential Information"). The Lender shall refrain from using the Confidential Information for its own, or any other person's or entity's advantage or commercial purposes and from directly or indirectly disclosing or making available any Confidential Information to any person or entity for any use whatsoever, except as permitted by this Agreement. Without limiting the generality of the foregoing, the Lender shall not buy, sell, or engage in any transaction relating to, any of the Company's equity securities while in possession of any material Confidential Information. Notwithstanding the foregoing, after March 31, 2001, the Lender shall not be restricted from communicating or negotiating with any person or entity with whom or which the Company or the Guarantors have been or are engaged in discussions or negotiations.

         3.3 PERMITTED DISCLOSURE. The Lender may disclose Confidential Information to his agents, representatives and advisors who need to know such information for the purpose of advising or assisting the Lender. The Lender shall advise each such agent, representative and advisor who may have access to the Confidential Information of the obligation of confidentiality imposed by this

Agreement and will require each of such agents, representatives and advisors, upon receipt of any Confidential Information, to agree to be bound by the confidentiality provisions of this Agreement and will require each of them to refrain from using any Confidential Information for such person's use, advantage or commercial purpose (including buying, selling or engaging in any transaction relating to any of the Company's securities) or from making any disclosure prohibited by this Agreement. The Lender shall take all other measures that may be reasonably necessary to protect the confidentiality of the Confidential Information.

         3.4 PROHIBITED CONTACT. Neither the Lender, nor any agent, representative or advisor of the Lender, shall initiate or maintain contact with any supplier or customer of the Company or with any person or entity with whom or which the Company or the Guarantors may be engaged in discussions or negotiations regarding the purchase of the stock or assets of the Company or with reference to outstanding debt of the Company, except with the prior written consent of the Company. Notwithstanding the foregoing, after March 31, 2001, the Lender shall not be restricted from communicating or negotiating with any person or entity with whom or which the Company or the Guarantors have been or are engaged in discussions or negotiations.

         3.5 DISPOSITION OF CONFIDENTIAL INFORMATION. Upon full repayment of the Note, the Lender shall promptly deliver to the Company all of the written Confidential Information and shall retain no copies, extracts or other reproductions thereof. All documents, memoranda, notes and other writings whatsoever, including, but not limited to, any analyses, compilations, forecasts, computer generated data, studies or other such materials prepared by the Lender for his own use from the Confidential Information may be retained by him, but shall continue to be subject to all obligations imposed by this Agreement.

         3.6 UNIQUE NATURE OF CONFIDENTIAL INFORMATION; REMEDIES FOR BREACH. The parties agree that the agreement by the Lender to maintain confidentiality and the Confidential Information disclosed to the Lender are of a special, unique and extraordinary character and that the Company could be irreparably harmed by any disclosure of the Confidential Information by the Lender in violation of this Agreement. Therefore, the Lender waives any claim or defense that the Company has an adequate remedy at law for the unauthorized disclosure of Confidential Information and agrees that the Company shall be entitled to injunctive relief to prevent such disclosures, which remedy shall not be deemed to be the exclusive remedy for the Lender's breach of this Agreement, but shall be in addition to all other remedies available at law or in equity.

         3.7 EXCLUSIONS FROM CONFIDENTIAL INFORMATION. Confidential Information does not include any information which (a) at the time disclosed or obtained is in the public domain; (b) after being disclosed to or obtained by the Lender becomes part of the public domain through no act, omission or fault of the Lender or his agents, representatives, or advisors; (c) prior to disclosure to the Lender was already in the Lender's possession as evidenced by written records kept in the ordinary course of business of the Lender or by proof of actual use by the Lender; or (d) the Lender demonstrates was received by him from a third party who was not under any obligation of confidence to the Company.

     4.  MISCELLANEOUS.

         4.1 CROSS-REFERENCES. References in this Agreement to any Section or Subsection are, unless otherwise specified, to such Section or Subsection of this Agreement.

         4.2 CREDIT DOCUMENTS. The Borrower and Guarantors hereby confirm to the Lender that the Note (as amended hereby) and the other Credit Documents are, and shall continue to be, in full force and effect.

         4.3 COSTS AND EXPENSES. The Borrower hereby agrees to pay on demand all costs and expenses (including without limitation the reasonable fees and expenses of counsel to the Lender) incurred by the Lender in connection with the enforcement or preservation of any rights and remedies of the Lender hereunder.

         4.4 COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         4.5 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF KENTUCKY WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         4.6 BINDING EFFECT. This Agreement shall be binding upon and inure to the to the benefit of the parties hereto, their heirs, representatives, successors and assigns.

         4.7 SEVERABILITY. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof.


                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.


BORROWER:                               TW FUNDING, LLC

                                        By:    /s/ James M. Mulrooney
                                              -----------------------------

                                        Title: Executive Vice President, Manager



GUARANTORS:                                  /s/ John A. Butorac, Jr.
                                        -----------------------------
                                        JOHN A. BUTORAC, JR.

                                             /s/ Barbara E. Butorac
                                        -----------------------------
                                        BARBARA E. BUTORAC

                                             /s/ James M. Mulrooney
                                        -----------------------------
                                        JAMES M. MULROONEY

                                             /s/ Gloria J. Mulrooney
                                        -----------------------------
                                        GLORIA J. MULROONEY

                                             /s/ David M. Roth
                                        -----------------------------
                                        DAVID M. ROTH

                                             /s/ Marsha B. Roth
                                        -----------------------------
                                        MARSHA B. ROTH

                                             /s/ Richard J. Reeves
                                        -----------------------------
                                        RICHARD J. REEVES

                                            /s/ Judith Reeves
                                        -----------------------------
                                        JUDITH REEVES

                                             /s/ John L. Brewer
                                        -----------------------------
                                        JOHN L. BREWER

                                             /s/ Kathy C. Brewer
                                        -----------------------------
                                        KATHY C. BREWER

                                             /s/ Gary Snyder
                                        -----------------------------
                                        GARY SNYDER

                                             /s/ Cindy R. Snyder
                                        -----------------------------
                                        CINDY R. SNYDER

                                             /s/ Greogry A. Compton
                                        -----------------------------
                                        GREGORY A. COMPTON

                                             /s/ Janis B. Compton
                                        -----------------------------
                                        JANIS B. COMPTON

                                             /s/ Wayne P. Jones
                                        -----------------------------
                                        WAYNE P. JONES

                                             /s/ Linda Allen Jones
                                        -----------------------------
                                        LINDA ALLEN JONES


                                        VALLEY VISTA VENTURES, LLC

                                        By:       /s/ David M. Roth
                                             ----------------------

                                        Title:       Manager



COMPANY:                                TUMBLEWEED, INC.

                                        By:       /s/ Terrance A. Smith
                                             --------------------------

                                        Title:       President

LENDER:                                      /s/ Gerald Mansbach
                                        GERALD MANSBACH

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